UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 5, 2012

American Natural Energy Corporation
(Exact name of registrant as specified in its charter)

Oklahoma	0-18596	73-1605215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6100 South Yale - Suite 2010, Tulsa, Oklahoma 74136
(Address of principal executive offices)

Registrant’s telephone number, including area code: (918) 481-1440

___________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 7 – Regulation F-D

Item 7.01. Regulation F-D Disclosure

On July 3, 2012 we issued a press release announcing our intention to seek to raise additional capital through the issuance of a series of Unsecured Convertible Debentures. The issuance is subject to the approval of the TSX Venture Exchange.

A copy of that press release is attached as Exhibit 99.1.

Section 9 -- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired. None required.

(b)	Pro forma financial information. None required.

(c)	Exhibits:

Exhibit Number	Description of Document
99.1	Press Release dated July 3, 2012 (furnished but not filed)

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Natural Energy Corporation

Dated: July 5, 2012	By: /s/ Michael K. Paulk
Michael K. Paulk, President